SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

I.              Evergreen Special Equity Fund (the “Target Fund”)

On September 12, 2008, shareholders of the Target Fund approved the reorganization (the “Reorganization”) of the Target Fund into Evergreen Golden Core Opportunities Fund (the “Surviving Fund”), which is expected to occur immediately before the opening of business on September 22, 2008. In the Reorganization, all of the assets of the Target Fund will be transferred to the Surviving Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their Target Fund shares.  All references to the Target Fund in both the prospectus es and the  Statement of Additional Information are deleted as of the   opening  of business on September 22, 2008.

September 19, 2008                                                                                                                        582551 RV1 (9/08)